Neptune Wellness Launches New CPG-Focused Strategic Plan to

Improve Path to Profitability

Planned divestiture of Canadian cannabis business to cut costs and realign focus on increasing value of consumer products business

LAVAL, QUÉBEC, CANADA – June 8, 2022 – Neptune Wellness Solutions Inc. ("Neptune" or the "Company") (NASDAQ: NEPT) (TSX: NEPT), a diversified and fully integrated health and wellness company focused on plant-based, sustainable and purpose-driven lifestyle brands, today announced the launch of a new Consumer Packaged Goods (CPG) focused strategic plan to reduce costs, improve the Company’s path to profitability and enhance current shareholder value.

This plan builds on the Company’s initial strategic review that took place in fall of 2021 and focuses on two primary actions: (1) planned accelerated divestiture of the Canadian cannabis business and (2) a realignment of focus and operational resources toward increasing the value of Neptune’s consumer products business, which the Company believes is showing greater potential. These actions are also intended to preserve resources towards meeting its funding requirements in the near-term while driving long-term profitability and growth.

Intended divestiture of cannabis business and reduction of workforce

The intended divestiture of the cannabis business would include the sale of the Mood Ring™ and PanHash™ brands, along with the Company’s Sherbrooke, Quebec facility, in one or more transactions. The value of the facility was recently appraised at $21 million CAD by a third-party appraisal company. Neptune has retained Stifel GMP to support the divestiture efforts, with a focus on maximizing the value to Neptune shareholders.

In order to accelerate its cost savings, the Company will focus on winding up its cannabis operations pending a transaction.

This planned action is intended to provide significant cost savings and help maximize operational efficiencies, resulting in a 50% reduction in workforce, over 30% reduction of total payroll costs and an estimated annual cost savings of $5.8 million CAD. In addition, the Company expects to see additional cost savings from corresponding reductions in corporate overhead costs and professional fees.

Finally, the exit of the Canadian cannabis business may impact the amount and structure of financing the company is currently seeking. It is expected to reduce the amount of financing the Company seeks, given a lower anticipated expense structure, along with anticipated cash inflows from the planned divestiture. Additionally, the divestiture is expected to facilitate working with a broader set of financing sources – including traditional banks and financial institutions that have policies restricting dealing with businesses exposed to regulated cannabis operations.

“This is the final stage of our transition to a pure play, purpose driven consumer packaged goods Company. This strategic divestiture greatly simplifies our overall structure, enabling us to hyper-focus on those areas of the business we believe are best positioned for profitability and growth,” said Michael Cammarata, President and CEO of Neptune. “Of course, the most difficult part of the Company and Board making this decision is the impact on our workforce. We are committed to working with those employees to ensure they are supported throughout this transition. I extend my deepest gratitude to each and every person impacted by this decision and thank them for their hard work and dedication to Neptune throughout their tenure.”

“Today’s decision, while difficult, is a step that is necessary to best position Neptune for long term success,” said Julie Phillips, Neptune’s Chair of the Board. “Together with management, the Board has worked carefully to explore all possible avenues and we are confident that the decision to exit the Canadian cannabis sector and realign focus on our consumer goods brands is the best next move for both the Company and its shareholders.”

Renewed focus on high-potential business segments

With the planned divestiture of its cannabis business, Neptune is renewing its focus on the core brands – Sprout Organics and Biodroga Solutions – that align closely with future consumer trends and show a greater potential for future growth and profitability.

Sprout Organics, the fast-growing organic baby and toddler food brand, has made major distribution gains over the past year, expanding into Walmart and Target. The recent launch of licensed, co-branded product with CoComelon – the number one kids entertainment show globally – has far surpassed initial sales goals in Walmart stores. Neptune sees significant opportunity to continue to improve Sprout’s margins and accelerate its path to profitability.

Biodroga Solutions, Neptune’s B2B nutraceuticals business, has a strong foundation and a robust pipeline for continued growth. The Company’s supply chain capabilities and product development expertise can also be applied to future Neptune brand and product innovations. Cedrick Billequey, Biodroga’s business leader, also oversees Forest Remedies, a vegan Omega supplement brand, providing synergies between the B2B business and consumer brands.

The success of these businesses and their anticipated growth form the foundation for the future of Neptune as a CPG business built to serve the next generation of consumers.

Sarah Tynan promoted to CEO of Sprout Organics

As part of the Company’s renewed focus on its CPG brands and Sprout Organics in particular, Neptune is delighted to announce that Sarah Tynan, current Sprout Chief Customer Officer, is promoted to CEO of Sprout, effective immediately. Ms. Tynan has been instrumental in garnering big distribution gains for Sprout, including Walmart and Target, and leading the highly successful CoComelon partnership. She brings deep sales experience and business acumen, including previous roles at Newell Brands and Unilever, and will continue to drive the Sprout business forward.

“Our goal with this strategic plan is to strengthen our cash position and enhance financial flexibility, centering focus on our higher potential CPG businesses,” said Cammarata. “With Sarah Tynan as the new CEO of Sprout and Cedrick Billequey leading Biodroga Solutions and the personal care & beauty segments of our business, I’m confident we have not only the right plan, but the right team in place to take Neptune into its next stage of growth and profitabiltiy.”

Neptune Wellness will provide further detail on the execution of this new plan over the coming months.

About Neptune Wellness Solutions Inc.

Headquartered in Laval, Quebec, Neptune is a diversified health and wellness company with a mission to redefine health and wellness. Neptune is focused on building a portfolio of high quality, affordable consumer products in response to long-term secular trends and market demand for natural, plant-based, sustainable and purpose-driven lifestyle brands. The Company utilizes a highly flexible, cost-efficient manufacturing and supply chain infrastructure that can be scaled to quickly adapt to consumer demand and bring new products to market through its mass retail partners and e-commerce channels. For additional information, please visit: https://neptunewellness.com/.

Disclaimer – Safe Harbor Forward–Looking Statements

Statements in this news release that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of applicable securities laws. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance and achievements of Neptune to be materially different from historical results or from any future results, performance and achievements expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes”, “belief”, “cost savings”, “estimates”, “expects”, “intends”, “projects”, “anticipates”, “will”, “should” or “plans” to be uncertain and forward-looking. Forward-looking statements relate to future events or future performance and reflect management’s expectations or beliefs regarding future events including, but not limited to, statements with respect to the review of strategic and financial alternatives, the anticipated cost savings and operational efficiencies related to the Company’s divestiture of its Canadian cannabis business, management’s assessment of the potential for growth and profitability of its Sprout Organics and Biodrogas Solutions brands, restructuring initiatives and anticipated costs, the expected objectives and financial targets underlying Neptune’s CPG-Focused Strategic Plan as well as the anticipated benefits of such transactions and their expected impact on the Company’s outlook, operations, opportunities, financial condition, business plan and overall strategy.

Forward-looking statements are presented for the purpose of assisting investors and others in understanding certain key elements of the Company’s current objectives, strategic priorities, expectations and plans, and in obtaining a better understanding of the Company’s business and anticipated operating environment. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The forward-looking statements contained in this news release are expressly qualified in their entirety by this cautionary statement and the “Cautionary Note Regarding Forward-Looking Information” and “Risk Factors” sections contained in Neptune’s latest Annual Information Form, which also forms part of Neptune’s latest annual report on Form 40-F, and which is available on SEDAR at www.sedar.com, on EDGAR at www.sec.gov/edgar.shtml. With respect to the pursuit of an accelerated divestiture of the Canadian cannabis business and a realignment of focus and operational resources toward increasing the value of the Company’s consumer products business discussed herein specifically, certain factors that could cause actual results to differ materially from those anticipated in the forward looking statements include, but are not limited to: the failure to satisfy the conditions to the completion of these transactions or delay in completing, and uncertainty regarding the length of time required to complete, such transactions, and all or part of the intended benefits therefrom not being realized and the anticipated proceeds therefrom not being available to the Company within the anticipated timeframe, or at all; and alternate sources of funding that would be used to replace the anticipated proceeds from such transactions may not be available when needed, or on desirable terms.

Neptune does not undertake to update any such forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Neither NASDAQ nor the Toronto Stock Exchange accepts responsibility for the adequacy or accuracy of this release.

Media Contacts:

media@neptunecorp.com

Jessica Adkins, SVP Corporate Communications

Neptune Wellness Solutions, Inc.

j.adkins@neptunecorp.com

Investor Contacts:

Morry Brown, VP Investor Relations

Neptune Wellness Solutions, Inc.

m.brown@neptunecorp.com

Valter Pinto, Managing Director

KCSA Strategic Communications

neptune@kcsa.com

212.896.1254